UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2006

VOIP, INC.
(Exact name of registrant as specified in its charter)

Texas	000-28985	75-2785941
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
(Address of principal executive offices, including zip code)

(954) 434-2000
(Registrant’s telephone number, including area code)

Item 1.01 Entry Into A Definitive Material Agreement

See Item 2.01 below.

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 19, 2005, VoIP, Inc. (the “Company”) completed the sale of the Company’s wholly-owned subsidiary, VCG Technologies, Inc. d/b/a DTNet Technologies (the “Subsidiary”) to William F. Burbank (the “Purchaser”), the former Chief Operating Officer of the Company, pursuant to a Stock Purchase Agreement (the “Purchase Agreement”). A copy of the Purchase Agreement is filed as Exhibit 2.1 hereto.

Pursuant to the Purchase Agreement, the Purchaser acquired the Subsidiary for a purchase price consisting of (1) the return for cancellation of warrants to purchase 200,000 shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company held by the Purchaser and (2) the return for cancellation of 200,000 shares of Common Stock held by the Purchaser. In addition, the Purchaser assumed the lease of the premises located in Clearwater, Florida, currently occupied by the Company. The Company and the Purchaser made customary representations, warranties and covenants in the Purchase Agreement.

The foregoing description of the sale of the Subsidiary and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement. Other than as noted above, there is no material relationship between the Company or its affiliates and the Purchaser.

The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or the Purchaser. The Purchase Agreement contains representations and warranties each of the Company and the Purchaser made to the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Purchase Agreement. The disclosure schedules contain information that modifies, qualifies and/or creates exceptions to the representations and warranties set forth in the Purchase Agreement. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Safe Harbor

Statements about the Company’s future expectations and all other statements in this Current Report on Form 8-K, other than historical facts, are “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby.

The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management as well as assumptions made by, and information currently available to, the Company or its management. When used in this document, the words “anticipate,” “estimate,” “expect," “intend,” “plans,” “projects,” and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Item 9.01 Financial Statements and Exhibits.

VOIP, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements were derived from and should be read in conjunction with the historical consolidated financial statements and related notes of the Company as of and for the year ended December 31, 2005, as contained in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005.

On April 19, 2005, the Company completed the sale of the Subsidiary to the Purchaser, pursuant to the Purchase Agreement. The consideration for the sale consisted of (1) the return for cancellation of warrants to purchase 200,000 shares of the Company’s Common Stock held by the Purchaser, and (2) the return for cancellation of 200,000 shares of the Company’s Common Stock held by the Purchaser.

The unaudited pro forma condensed consolidated balance sheet and statement of operations as of December 31, 2005 and for the year then ended assume that the sale of the Subsidiary was consummated on January 1, 2005.

The unaudited pro forma condensed consolidated balance sheet and statement of operations have been prepared based on currently available information and assumptions that are deemed appropriate by the Company's management. The pro forma information is for informational purposes only and is not intended to be indicative of the actual results that would have been reported had the transaction occurred on the date indicated, nor does the information represent a forecast of the financial condition or results of operation of the Company or the Subsidiary for any future period.

VOIP, Inc.
Proforma Condensed Consolidated Balance Sheet (Unaudited)
As of December 31, 2005

		Deletion of
	VoIP, Inc.	DTNet
	Consolidated	Technologies	Adjustments	Proforma

ASSETS

Current assets:	$6,443,931	$(381,624)		$6,062,307

Property and equipment, net	10,155,507	(13,635)		10,141,872
Goodwill	24,343,442	(1,037,101)		23,306,341
Other intangible assets, net	15,097,930	—		15,097,930
Other assets	349,205	—		349,205

TOTAL ASSETS	$56,390,015	$(1,432,360)	$—	$54,957,655

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued expenses	$13,304,915	$(120,854)		$13,184,061
Loans payable	4,685,236	—		4,685,236
Convertible notes payable	3,399,798	—		3,399,798
Advances from investors	3,000,000	—		3,000,000
Other	2,528,898	(25,000)		2,503,898
Total current liabilities	26,918,847	(145,854)	—	26,772,993

Other liabilities	245,248	—		245,248

TOTAL LIABILITIES	27,164,095	(145,854)	—	27,018,241

Shareholders' equity:
Common stock and paid-in capital	64,026,020	(6,362,425)	6,004,425	63,668,020
Accumulated deficit	(34,800,100)	5,075,919	(6,004,425)	(35,728,606)
Total shareholders' equity	29,225,920	(1,286,506)	—	27,939,414

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$56,390,015	$(1,432,360)	$—	$54,957,655

The accompanying notes are an integral part of this pro forma condensed consolidated balance sheet.

VOIP, Inc.
Proforma Condensed Consolidated Statement of Operations (Unaudited)
Year Ended December 31, 2005

		Deletion of
	VoIP, Inc.	DTNet
	Consolidated	Technologies	Proforma

Revenues	$15,507,145	$(1,629,048)	$13,878,097

Cost of goods sold	16,331,663	(1,256,942)	15,074,721

Gross profit (loss)	(824,518)	(372,106)	(1,196,624)

Operating expenses:
Compensation and related expenses	7,730,795	(394,480)	7,336,315
Impairment of goodwill	4,173,452	(4,173,452)	0
Other	14,152,263	(328,861)	13,823,402

Loss from operations	(26,881,028)	4,524,687	(22,356,341)

Interest expense	1,638,489	—	1,638,489
Other, net	(206,184)	—	(206,184)
Provision for income taxes	—	—	—

Net loss	$(28,313,333)	$4,524,687	$(23,788,646)

Loss per share	$(0.58)		$(0.49)

Weighted average number of shares outstanding (See Note 4)	48,870,602		48,670,602

The accompanying notes are an integral part of this pro forma condensed consolidated statement of operations.

VoIP,  INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

(1) VoIP, INC. Basis of Presentation

Historical financial information for the Company. as of and for the year ended December 31, 2005 has been derived from the Company’s historical consolidated financial statements, as filed in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005.

(2) DTNet Technologies Basis of Presentation

Historical financial information for the Subsidiary as of and for the year ended December 31, 2005 has been derived from the Subsidiary’s historical financial statements.

(3) Sale of DTNet Technologies

On April 19, 2005, the Company completed the sale of the Subsidiary to the Purchaser, pursuant to the Purchase Agreement. The consideration for the sale consisted of (1) the return for cancellation of warrants to purchase 200,000 shares of the Company’s Common Stock held by the Purchaser, and (2) the return for cancellation of 200,000 shares of the Company’s Common Stock held by the Purchaser.

(4)	Weighted Average Number of Shares Outstanding

The 200,000 warrants and 200,000 common shares in note 3 above were assumed cancelled on January 1, 2005. The 200,000 warrants are not included in the calculation of proforma loss per share because their impact is antidilutive.

(c) Exhibits.

2.1 Purchase Agreement, dated as of April 19, 2006, by and between VoIP, Inc., VCG Technologies, Inc. d/b/a/ DTNet Technologies and William F. Burbank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2006

VOIP, INC. (Registrant)

By:	/s/ David Sasnett
David Sasnett, Chief Financial Officer